EXHIBIT 10.11

                            EQUITY HOLDERS AGREEMENT

         THIS EQUITY HOLDERS AGREEMENT (this "Agreement") is made as of October 25, 1996 by and between Mitchell B. Olan, an individual residing in the State of Florida (the "Equity Holder") and Dental Care Alliance, Inc., a Delaware corporation (the "Company")


                                   RECITALS:

         WHEREAS, the authorized capital stock of the Company consists of 200,000 shares of common stock, par value $0.01 per share, and 15,000 shares of Class A Preferred Stock, par value $0.01 per share (collectively, the "Shares").

         WHEREAS, the Equity Holder holds warrants to acquire Two Thousand (2,000) Shares pursuant to that certain Warrant Agreement dated as of the date hereof between the Company and the Equity Holder (the "Warrant Agreement").

         WHEREAS, the Equity Holder and the Company wish to establish certain rights and obligations with respect to the Equity Holder's Shares, including any Shares issued or issuable to the Equity Holder upon the exercise of any option or warrant ("Equity Securities").

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RESTRICTION ON TRANSFER OF SHARES. The Equity Holder may not transfer (other than to the Company) any Equity Securities whether presently owned or hereafter acquired by him without the prior written consent of the Company, except as permitted in accordance with the terms of this Agreement. Any purported transfer of any Shares in any other manner shall be void. As used in this Agreement, the word "transfer" includes any sale, bequest, exchange, assignment or gift, the creation of any security interest or other encumbrance and any other disposition of any kind, whether voluntary or involuntary, affecting title to or possession of any of the Shares.

         2. PERMITTED TRANSFERS. Notwithstanding anything to the contrary in this Agreement, the Equity Holder may at any time make any of the following transfers:

              (a) a transfer of Equity Securities to the executor or administrator of the estate of a deceased Equity Holder upon his


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death for purposes of the administration or such Equity Holder's estate, and to the devise, legatee or beneficiary of the estate;

              (b) a transfer by Equity Securities by an Equity Holder to his spouse or issue or any trust for the benefit of himself, his spouse or issue, PROVIDED that any Shares transferred to his spouse or trust for the benefit of his spouse shall be immediately transferred back to such Equity Holder should his spouse cease to be his spouse;

              (c) a transfer of Equity Securities pursuant to a public offering; PROVIDED, HOWEVER, in the case of a transfer pursuant to paragraph (a) or (b), any transferee shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Agreement as if the transferee were the applicable Equity Holder.

         3. PIGGYBACK REGISTRATION RIGHTS.

              (a) RIGHT OF EQUITY HOLDER TO INCLUDE SHARES. Whenever the Company proposes to register any of its Shares under the Securities Act of 1933, as amended on Form S-1, S-2, S-3 or any similar form then in effect (a "Registration Statement"), whether or not for its own account, the Company shall, except with respect to the initial public offering by the Company of any class of equity securities (but this exception sahll apply only if no other holders of Shares are permitted to participate in such offering as selling stockholders), give written notice, thereof to the Equity Holder at least 30 days before such filing, if practicable (but in no event less than 20 days before such filing), offering the Equity Holder the opportunity to register on such Registration Statement such number of Shares as such Equity Holder may request in writing, subject to the provisions of SECTION 3 (b), not later than 10 days before such filing (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an offering that is underwritten (an "Underwritten Registration"), to cause the managing underwriter or underwriters to, include such Shares in such Registration Statement (or in a separate Registration Statement concurrently filed) and to cause such Registration Statement to become effective with respect to such Shares. If the Company's registration is to be effected pursuant to an Underwritten Offering, Shares registered pursuant to the SECTION 3 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register its Shares and before the effectiveness of the Registration Statement filed in connection with such registration, the Company determines for any

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reason either not to effect such registration or to delay such registration, the
Company may, at its election, by delivery of written notice to the Equity
Holder (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Shares in connection with such registration or (ii) in the case of a determination to delay registration, delay the registration of such Shares of the Equity Holder for the same period as the delay in the registration of such other Shares. If the Equity Holder requests inclusion in a registration pursuant to this SECTION 3, he may, at any time before the effective date of the Registration Statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company, notwithstanding the provisions of SECTION 4 (d); PROVIDED, HOWEVER, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the Registration Statement, then such Equity Holder shall have no right to so revoke his request.

         (b) UNDERWRITTEN REGISTRATION.

              (i) Notwithstanding anything herein to the contrary, the Equity Holder any not participate in any Underwritten Registration hereunder unless he
(a) agrees to sell his Shares on the same terms and conditions provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangement and (b) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding (a) above, the Equity Holder shall be required to pay his proportionate share of expenses borne by other stockholders (as opposed to the Company) with respect to the registration and offering of the Shares only if the Registration Statement relating to such registration is declared effective, and shall be reimbursed for any such amounts paid if the Registration Statement does not become effective or if there is a suspension of its effectiveness.

              (ii) If any Piggyback Registration is in the form of an Underwritten Offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary Underwritten Offering is being made).

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         (c) PRIORITY IN PIGGYBACK REGISTRATION.

              (i) If any of the Shares to be included in a Piggyback Registration are to be sold in one or more Underwritten Offerings and the managing underwriter or underwriters advise the Company in writing that the total amount of Shares requested to be included in such offering would exceed the maximum amount of securities which can be marketed at a price reasonable related to the current fair market value of such securities without adversely affecting such offering (the "Underwriters' Maximum Number"), then the Company will so notify all holders of Shares requesting inclusion in such registration and will be required to include in such registration, to the extent of the Underwriters' Maximum Number; FIRST, if the Underwritten Registration is an underwritten registration on behalf of the stockholders of the Company, the Shares requested by such stockholders to be included in such registration, PRO RATA among such stockholders on the basis of the number of Shares held by such stockholders) SECOND, any Shares that the Company proposes to sell for its own account; and THIRD, other securities requested to be included in such registration; PROVIDED, HOWEVER, that if the Underwritten Registration is an underwritten registration on behalf of the Company, the Company will include in such registration, in lieu of the first and second priorities described above, to the extent of the Underwriters' Maximum Number; FIRST, the Shares the Company proposes to sell and SECOND, the Shares requested by the stockholders of the Company to be included in such registration, pro rata among such Stockholders on the basis of the number of Shares held by such stockholders.

              (ii) If any of the Shares to be included in a Piggyback Registration are to be sold in a non-underwritten offering, but the Company, after consultation with an investment banking firm of nationally recognized standing (including a regional firm of recognized standing), reasonably determines the amount of Shares to be included in such registration exceeds the amount of securities that can be sold within a price range acceptable to the Company or the initiating holders and notifies all holders of Shares requesting inclusion in such registration of such determination ("Company's Maximum Number"), then the Company will be required to included in such registration, to the extent of the Company's Maximum Number, Shares in accordance with the priorities set forth in paragraph (i) above.

        (d) DELIVERY OF REGISTRATION STATEMENT. In connection with a Piggyback Registration, the Company shall deliver to the selling Equity Holder, its counsel and the underwriter, if any, without charge, at least one signed copy of the Registration Statement, upon request, and such number of conformed copies

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thereof and such number of copies of the Prospectus (including the preliminary
Prospectus) included in such Registration Statement and any amendment or supplement thereto or any other document as such persons may reasonably request and as promptly as practicable after the filing with the Securities and Exchange Commission of any document which is incorporated by reference into a Registration Statement, a copy of such document.

         (e) EQUITY HOLDER INFORMATION. If Shares owned by the Equity Holder are included in a Piggyback Registration, such Equity Holder shall furnish promptly to the Company such information regarding himself and the distribution of such securities as the Company may from time to time reasonably request in writing.

         (f) INDEMNIFICATION.

             (i) The Company agrees to indemnify, to the extent permitted by law, each holder of Shares to be registered pursuant to SECTION 3 against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

              (ii) In connection with any registration statement in which a holder of Shares to be registered pursuant to SECTION 3 is participating, each such holder shall, to the extent permitted by law, indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act of 1933, as amended) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein to be misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each

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holder and shall be limited to the net amount of proceeds received by such holder from the sale of Shares pursuant to such registration statement.

         4. MISCELLANEOUS.

            (a) LEGENDS. Each certificate representing Shares from time to time owned by the Equity Holder shall bear legends substantially as follows:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold or transferred in violation of such Act."

         "Transfer of the shares represented by this certificate is restricted by an Equity Holders Agreement, dated October 25, 1996, a copy of which is on file at the office of Dental Care Alliance, Inc."

            (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to performed in Delaware.

            (c) ASSIGNMENT, MERGER OR CONSOLIDATION. This Agreement shall not be assignable, but shall be binding upon and inure to the benefit of the successors of the Company and the respective heirs and legal representatives of the Equity Holder. If the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another entity, then the term "Company" for all purposes of this Agreement shall include such successor corporation and the term "Shares" shall include any stock and warrants of the successors corporation.

            (d) NOTICES. Any notice or other communication under this Agreement shall be considered given and received when (i) delivered personally in writing, (ii) received by registered mail, return receipt requested or (iii) sent by telecopier, with a copy confirmed by registered mail, return receipt requested, by the parties at the following addresses and telecopier numbers
(or at such other addresses and telecopier numbers as a party may specify by notice to the others):

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                If to the Company:

                Dental Care Alliance, Inc.
                1343 Main Street, 7th Floor
                Sarasota, Florida 34236
                Attention: President
                Telecopier No: (941) 366-9615

                If to the Equity Holder:

                Mitchell B. Olan
                1310 Robert Bay Lane
                Sarasota, Florida 34242
                Telecopier No:

            (e) APPOINTMENT OF PERSONAL REPRESENTATIVE. The executor or administrator of the estate of any deceased party ("Personal Representative") shall give the Company and the other parties prompt notice of his appointment, stating the address at which notices under this Agreement shall be given to him.

            (f) WAIVER. The Company shall have the right to waive any of its rights or any obligations owing to it hereunder without the consent of the other parties to this Agreement.

            (g) COUNTERPARTS: FACSIMILE. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            (h) COMPLETE AGREEMENT, MODIFICATION AND TERMINATION. This Agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes all existing agreements among them concerning that subject matter and cannot be changed or terminated except in writing signed by all of the parties.

                            (signature page follows)

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                      DENTAL CARE ALLIANCE, INC.

                                      By:------------------------------------

                                      Title:---------------------------------

                                      MITCHELL B. OLAN

                                      ---------------------------------------

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